Exhibit 4.1

SENIOR HOUSING PROPERTIES TRUST IMPORTANT NOTICE PURSUANT AND SUBJECT TO THE TERMS OF THE AMENDED AND RESTATED DECLARATION OF TRUST OF THE TRUST, AS AMENDED FROM TIME TO TIME (THE “DECLARATION”), THE TRUST HAS THE AUTHORITY TO CREATE ONE OR MORE ADDITIONAL CLASSES OR SERIES OF SHARES AND ISSUE ADDITIONAL SHARES OF ANY EXISTING CLASS OR SERIES OF SHARES. THE TRUST WILL FURNISH A FULL STATEMENT OF (i) THE AUTHORITY OF THE TRUST TO CREATE ADDITIONAL CLASSES OR SERIES OF SHARES AND ISSUE ADDITIONAL SHARES OF ANY EXISTING CLASS OR SERIES OF SHARES, (ii) THE TERMS OF ANY EXISTING CLASS OR SERIES OF SHARES, AND (iii) SUCH OTHER INFORMATION AS IS REQUIRED BY APPLICABLE LAW, WITHOUT CHARGE TO ANY SHAREHOLDER UPON REQUEST TO THE SECRETARY OF THE TRUST. THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON OWNERSHIP AND TRANSFER WHICH ARE OR MAY HEREAFTER BE CONTAINED IN THE DECLARATION OR IN THE AMENDED AND RESTATED BYLAWS ADOPTED BY THE TRUST, AS AMENDED FROM TIME TO TIME (THE “BYLAWS”), INCLUDING PROVISIONS OF THE DECLARATION WHICH PROHIBIT THE OWNERSHIP OF MORE THAN 9.8% OF ANY CLASS OR SERIES OF THE TRUST’S SHARES OF BENEFICIAL INTEREST BY ANY PERSON OR GROUP. THIS DESCRIPTION OF THE RESTRICTIONS UPON OWNERSHIP OR TRANSFER OF THE TRUST’S SECURITIES IS NOT COMPLETE. A MORE COMPLETE DESCRIPTION OF THESE RESTRICTIONS AND OF VARIOUS RIGHTS AND OBLIGATIONS OF SHAREHOLDERS APPEARS IN THE DECLARATION OR BYLAWS, AS APPLICABLE, AND IN CERTAIN OTHER AGREEMENTS WHICH MAY FROM TIME TO TIME BE ENTERED INTO BY THE TRUST AFFECTING THE RIGHTS AND OBLIGATIONS OF SHAREHOLDERS. COPIES OF THE DECLARATION, BYLAWS AND AGREEMENTS AFFECTING THE RIGHTS AND OBLIGATIONS OF SHAREHOLDERS AS IN EFFECT FROM TIME TO TIME WILL BE SENT WITHOUT CHARGE TO ANY SHAREHOLDER UPON REQUEST TO THE SECRETARY OF THE TRUST. THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN THE RIGHTS AGREEMENT DATED AS OF MARCH 20, 2004 BETWEEN THE TRUST AND WELLS FARGO BANK. NATIONAL ASSOCIATION, AS SUCCESSOR RIGHTS AGENT, AND ANY AMENDMENTS OR RENEWALS THEREOF (THE “RIGHTS AGREEMENT”), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICES OF THE TRUST. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE TRUST WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT, AS IN EFFECT ON THE DATE OF MAILING, WITHOUT CHARGE PROMPTLY AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS BENEFICIALLY OWNED (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT) BY ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON, OR ANY AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BECOME NULL AND VOID. THE RIGHTS SHALL NOT BE EXERCISABLE, AND SHALL BE VOID SO LONG AS HELD, BY A HOLDER IN ANY JURISDICTION WHERE THE REQUISITE QUALIFICATION TO THE ISSUANCE TO SUCH HOLDER, OR THE EXERCISE BY SUCH HOLDER, OF THE RIGHTS IN SUCH JURISDICTION SHALL NOT HAVE BEEN OBTAINED OR BE OBTAINABLE. The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM — as tenants in common UTMA — Custodian (Cust) (Minor) TEN ENT — as tenants by entireties under Uniform Transfers to Minors JT TEN — as joint tenants with right of survivorship Act and not as tenants in common (State) Additional abbreviations may also be used though not in above list. For value received hereby sell, assign, and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE) Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said shares on the books of the within-named Trust with full power of substitution in the premises. Dated X X NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. SIGNATURE GUARANTEED ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (“STAMP”), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM (“MSP”), OR THE STOCK EXCHANGES MEDALLION PROGRAM (“SEMP”) AND MUST NOT BE DATED GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.